EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

As of the date hereof, I, Steven G. Mihaylo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Inter-Tel, Incorporated on Form 10-Q for the fiscal quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Inter-Tel, Incorporated. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying this report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By:	/s/ Steven G. Mihaylo

Name:	Steven G. Mihaylo
Title:	Chief Executive Officer

Dated:	May 10, 2005

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